UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

      Filed by the registrant |X|
      Filed by a party other than the registrant |_|

      Check the appropriate box:

      |_|   Preliminary proxy statement
      |_|   Confidential, for use of the Commission only (as permitted by Rule
            14a-6(e)(2))
      |_|   Definitive proxy statement
      |X|   Definitive additional materials
      |_|   Soliciting material pursuant to Rule 14a-12

                       Take-Two Interactive Software, Inc.
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                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

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            (2) Aggregate number of securities to which transaction applies:

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            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

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            (4) Proposed maximum aggregate value of transaction:

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            (5) Total Fee Paid:

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      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date
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            (1) Amount previously paid:

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            (2) Form, Schedule or Registration Statement No.:

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            (3) Filing party:

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            (4) Date filed:

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

                     [TAKE TWO INTERACTIVE LOGO/LETTERHEAD]

                                  May 26, 2005

Dear Stockholder:

      The June 16, 2005 Annual Meeting of Stockholders of Take-Two Interactive Software, Inc. (the "Company") is just a couple of weeks away. This is a reminder to you that if you have not yet voted your proxy, please do so as soon as possible. Your vote is important to us, and we want to be sure it is received in time to be counted.

      Your Board of Directors believes that the election of the nominees specified in the previously furnished Proxy Statement as directors is in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" such nominees.

      Further, your Board of Directors believes that approving the proposals to amend the Company's 2002 Stock Option Plan and Incentive Stock Plan are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" such proposals.

      Please read more about the proposals in the proxy statement you recently received. Your vote is very important, no matter how many or how few shares you may own. If you have not yet voted, please follow the simple instructions included on your voting form and vote TODAY by telephone, Internet, or by signing and returning the enclosed voting form in the postage-paid envelope provided.

      Thank you for your support.

                                                Sincerely,


                                                /s/ Ken Selterman
                                                --------------------------------
                                                Ken Selterman
                                                Secretary